Note 6 - Investment Securities Available for Sale - Debt Securities by Contractual Maturity (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Due after five years through ten years, amortized cost	$ 5,506
Due after five years through ten years, fair value	5,102
Due after ten years, amortized cost	5,070
Due after ten years, fair value	5,623
Total, amortized cost	10,576	$ 7,599
Total, fair value	$ 10,725	$ 7,623